UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2019

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House

12 Crow Lane

Pembroke, HM19 Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 22, 2019, RenaissanceRe Holdings Ltd. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on March 22, 2019, the Company and RenaissanceRe Specialty Holdings (UK) Limited (the “Buyer”) completed the acquisition of Tokio Millennium Re AG (“TMR AG”), Tokio Millennium Re (UK) Limited (“TMR UK”) and their subsidiaries (collectively, the “TMR Group Entities”) (the “TMR Stock Purchase”), pursuant to the Stock Purchase Agreement, dated October 30, 2018 (the “Purchase Agreement”), by and among the Company, Tokio Marine & Nichido Fire Insurance Co. Ltd. and Tokio Marine Holdings, Inc. This amendment to the Original 8-K (the “8-K Amendment”) is being filed for the purpose of satisfying the Company’s undertaking to file the historical financial statements required by Item 9.01 of Form 8-K. This 8-K Amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Tokio Millennium Re AG and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statement of comprehensive income, statement of changes in shareholder’s equity, and statement of cash flows for the years then ended, are filed herewith as Exhibit 99.1 to this 8-K Amendment and are incorporated herein by reference. The audited financial statements of Tokio Millennium Re (UK) Limited, which comprise the statement of financial position as at December 31, 2018 and 2017, and the related statements of comprehensive income, changes in equity and cash flows for the years then ended, are filed herewith as Exhibit 99.2 to this 8-K Amendment and are incorporated herein by reference.

(d)	Exhibits

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers AG, Independent Auditors of Tokio Millennium Re AG.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Auditors of Tokio Millennium Re (UK) Limited.

99.1	Audited consolidated financial statements of Tokio Millennium Re AG and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statement of comprehensive income, statement of changes in shareholder’s equity, and statement of cash flows for the years then ended.

99.2	Audited financial statements of Tokio Millennium Re (UK) Limited, which comprise the statement of financial position as at December 31, 2018 and 2017, and the related statements of comprehensive income, changes in equity and cash flows for the years then ended.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: March 26, 2019	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein
Title: Senior Vice President, Group General Counsel and Corporate Secretary